UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
December 1, 2011
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-160748	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Assignment and Assumption Agreement Relating to Truman Farm Villas
     On December 1, 2011, Steadfast Income REIT, Inc. (the “Company”), through SIR Truman Farm, LLC, its indirect wholly owned subsidiary (“SIR Truman Farm”), entered into an Assignment and Assumption of Purchase Agreement with Steadfast Asset Holdings, Inc., an affiliate of the Company (“Steadfast Holdings”), whereby SIR Truman Farm assumed the Real Estate Purchase and Sale Agreement With Escrow Instructions, dated as of November 3, 2011, relating to the acquisition of Truman Farm Villas, a 200-unit senior residential property located in Grandview, Missouri (the “Truman Property”), from Truman Farm Villas, L.P., a third party seller, for an aggregate purchase price of $9,100,000.
     The acquisition of the Truman Property is subject to certain conditions to closing, including the absence of a material adverse change to the Truman Property prior to the date of the acquisition. There is no assurance that the Company will close the acquisition of the Truman Property on the terms described above or at all.
     The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
Assignment and Assumption Agreement Relating to Windsor on the River
     On December 1, 2011, the Company, through SIR Windsor On The River, LLC, its indirect wholly owned subsidiary (“SIR Windsor”), entered into an Assignment and Assumption of Purchase Agreement with Steadfast Holdings whereby SIR Windsor assumed the Purchase and Sale Agreement and Joint Escrow Instructions, dated as of October 21, 2011, relating to the acquisition of Windsor on the River Apartments, a 424-unit multifamily residential property located in Cedar Rapids, Iowa (the “Windsor Property”), from Windsor on the River, LLC, a third party seller, for an aggregate purchase price of $33,000,000.
     The acquisition of the Windsor Property is subject to substantial conditions to closing, including: (1) the sale of a sufficient number of shares of the Company's common stock in the Company's public offering to fund a portion of the purchase price for the Windsor Property; (2) the Company's ability to obtain appropriate financing for the acquisition of the Windsor Property on acceptable terms and the approval of the terms of such financing by the Company's board of directors; and (3) the absence of a material adverse change to the Windsor Property prior to the date of the acquisition. There is no assurance that the Company will close the acquisition of the Windsor Property on the terms described above or at all.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

10.1	Real Estate Purchase and Sale Agreement With Escrow Instructions, dated as of November 3, 2011, by and between Truman Farm Villas, L.P. and Steadfast Asset Holdings, Inc.

10.2	Assignment and Assumption of Purchase Agreement, dated as of December 1, 2011, by and between Steadfast Asset Holdings, Inc. and SIR Truman Farm, LLC

10.3	Purchase and Sale Agreement and Joint Escrow Instructions, dated as of October 21, 2011, by and between Windsor on the River, LLC and Steadfast Asset Holdings, Inc.

10.4	Assignment and Assumption of Purchase Agreement, dated as of December 1, 2011, by and between Steadfast Asset Holdings, Inc. and SIR Windsor On The River, LLC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date: December 7, 2011	By:	/s/ Kevin J. Keating
Kevin J. Keating
Treasurer